Exhibit 32

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                 SECTION 1350 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned officer of Ocean Fresh Seafood Marketplace, Inc. hereby certifies, to the best of his knowledge that:

1. The accompanying Annual Report on Form 10-KSB of the Company, for the annual period ended December 31, 2003, fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 23, 2004
                                          By: /s/ Robert G. Coutu
                                                  -------------------------
                                                  Robert G. Coutu, President